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                                                            EXHIBIT 23.4


                         CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference into this Registration Statement on Form S-8 of Horizon/CMS Healthcare
Corporation of our report dated August 10, 1993 included in Continental Medical Systems, Inc.'s Form 10-K/A Amendment No. 1 for the year ended June 30, 1994.





/s/ PRICE WATERHOUSE LLP

    PRICE WATERHOUSE LLP


Philadelphia, Pennsylvania
September 29, 1995